Exhibit 10.31
FIRST AMENDMENT TO EQUITYHOLDERS AGREEMENT AND JOINDER
This FIRST AMENDMENT TO EQUITYHOLDERS AGREEMENT AND JOINDER, dated as of July 1, 2012 (this “Amendment”), is entered into by and among (i) Station Holdco LLC, a Delaware limited liability company (“Holdco”); (ii) FI Station Investor LLC, a Delaware limited liability company, (iii) German American Capital Corporation; and (iv) SH Employeeco LLC, a Delaware limited liability company (“Employeeco”).
RECITALS
WHEREAS, Holdco, Station Casinos LLC, a Nevada limited liability company (“New Propco”), certain subsidiaries of New Propco, Station Voteco LLC, a Delaware limited company (“Voteco”), and equityholders of Holdco, New Propco and Voteco entered into that certain Equityholders Agreement dated as of June 16, 2011 (the “Equityholders Agreement”). Capitalized terms used herein without definitions shall have the meanings ascribed thereto in the Equityholders Agreement; and
WHEREAS, Section 7.17 of the Equityholders Agreement provides that each party to the Equityholders Agreement shall cause each Person to which any Companies issue Equity Interests to execute a joinder agreement to the Equityholders Agreement whereby such Person becomes a party to the Equityholders Agreement and agrees to be bound by the obligations, rights and responsibilities of such agreement:
WHEREAS, for purposes of providing equity incentive compensation to certain members of management of New Propco and its subsidiaries, Holdco proposes to issue profit units to Employeeco pursuant to the Profit Unit Plan, adopted by Holdco as of the date hereof (the “Profit Unit Plan”);
WHEREAS, Section 7.1 of the Equityholders Agreement provides that it may be amended, modified, repealed or altered with the approval of a majority of the Fertitta Holders and a Majority of the Bank Equityholders; and
WHEREAS, Employeeco desires to be bound by the provisions of the Equityholders specified herein and the undersigned, constituting a majority of the Fertitta Holders and a Majority of the Bank Equityholders, desire to waive the provisions of Section 7.17 of the Equityholders Agreement such that Employeeco is joined to the Equityholders Agreement to the limited extent set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereto agree as follows:

1.	Amendment to Equityholders Agreement.

(a)	The first paragraph of Section 3.2 is hereby amended and restated in its entirety as follows:

“In addition to the other requirements of Section 3.1, and unless waived in whole or in part by the Voteco Board of Directors or Holdco Board Directors (to the extent waivable under applicable law) by the affirmative vote of a Supermajority, as applicable, and subject to compliance with Section 3.6, no Transfer of Equity Interests in Voteco or holdco, other than a Transfer pursuant to Section 2.1(k), Section 2.1(l) or Section 2.1(m) but including any Permitted Transfer, may be made unless the following conditions are met:”

(b)	Section 3.2(h) of the Equityholders Agreement is hereby amended and restated to read in its entirety as follows:

“Until such time as Holdco becomes taxable as a corporation for federal income tax purposes, the Transfer shall not cause Holdco to be treated as an association taxable as a corporation or a “publicly traded partnership” (as such term is defined in section 7704 of the Code) for U.S. federal income tax purposes.”

(c)	Section 3.2(j)(iv) of the Equityholders Agreement is hereby amended and restated to read in its entirety as follows:
“except for a Transfer pursuant to a registered public offering, the Transfer will not, in and of itself, cause Voteco, Holdco or New Propco to be treated as an association taxable as a corporation or a “publicly traded partnership” (as such term is defined in section 7704 of the Code) for U.S. federal income tax purposes.”

(d)	The following section shall be added to the Equityholders Agreement as Section 3.6:
“Section 3.6.    Consent of Fertitta Designated Equityholders and DB Designated Equityholders to Certain Transfers. Notwithstanding anything to the contrary contained herein, so long as the Fertitta Designated Equityholders and the DB Designated Equityholders are entitled to designate directors pursuant to Section 2.1, without the consent of the Majority of the Fertitta Designated Equityholders and a Majority of the DB Designated Equityholders, except for a Transfer pursuant to a registered public offering, the Company shall not permit any Transfer of Equity Interests in Holdco if such Transfer would, in and of itself, cause Holdco to have, or be deemed to have, more than 80 partners for purposes of Treasury Regulations Section 1.7704-1(h)(1)(ii) or, if Holdco has more than 80 partners at such time, more partners; provided that, notwithstanding the foregoing, the DB Equityholders shall be entitled to Transfer Equity Interests in Holdco that would increase the number of partners for purposes of Treasury Regulations Section 1.7704-1(h)(1)(ii) by an aggregate of up to five (5) so long as the conditions set forth in Section 3.2(h) and Section 3.2(j) hereof shall have been satisfied in connection with any such Transfer and such Transfer has been approved by a Majority of the DB Designated Equityholders.”

2.    Limited Joinder to Equityholders Agreement. Employeeco hereby agrees to be bound by the obligations, rights and responsibilities set forth in Article 3 (other than Section 3.5), Section 4.1 (it being understood that the purchase price of the profit units in an Approved Sale will be determined pursuant to Section 9 of the Profit Unit Plan), Section 4.3 and Article 7 of the Equityholders Agreement (other than Section 7.11, to the extent superseded by Section 2(g) below, and Section 7.19) as if it were a party to the Equityholders Agreement and that no other provisions of the Equityholders Agreement shall inure to the benefit of, or otherwise apply to, Employeeco. Each of FI Station Investor LLC, constituting a majority of the Fertitta Holders, and German American Capital Corporation and JPMorgan Chase Bank, N.A., constituting a Majority of the Bank Equityholders, agrees that the agreements of Employeeco set forth herein shall satisfy the requirements of Section 7.17 of the Equityholders Agreement.
3.    General.
(a)    Governing Law. This Amendment and the rights of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware without regard to its conflict-of-laws principles.
(b)    Severability. Except as expressly amended pursuant to the terms hereof, the Equityholders Agreement shall remain in full force and effect. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced as a result of any rule of law or public policy, all other terms and other provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Amendment is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Amendment are fulfilled to the greatest extent possible.
(c)    Effect. Except as herein otherwise specifically provided, this Amendment shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and permitted assigns.
(d)    Captions. Captions contained in this Amendment are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Amendment or any provision hereof.
(e)    Counterparts. This Amendment may contain more than one counterpart of the signature page and this Amendment may be executed by the affixing of the signatures of each of the Equityholders to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.
(f)    Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY MATTER ARISING HEREUNDER.

(g)    Binding Arbitration. Employeeco and Holdco agree that, notwithstanding the provisions of Section 13.11 of the Holdco LLCA and Section 7.11 of the Equityholders Agreement, any dispute, claim or controversy exclusively arising out of or relating to the Profit Units (as such term is defined in the Holdco LLCA) or the Station Holdco LLC Profit Units Plan or awards made thereunder that cannot be resolved amicably by the parties, including the scope or applicability of this agreement to arbitrate, shall be determined by binding arbitration pursuant to Section 349 of the Rules of the Court of Chancery of the State of Delaware if it is eligible for such arbitration. If the dispute claim or controversy is not eligible for such arbitration, it shall be settled by arbitration administered by the AAA in accordance with its Commercial Rules and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any AAA arbitration proceeding shall be conducted in Las Vegas, Nevada. The AAA arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including the issuance of an injunction or other equitable relief. However, any party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction hereof and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved. Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties. All proceedings and all documents prepared in connection with any arbitration pursuant to this Section 2(g) shall be confidential and, unless otherwise required by law or regulation, the subject matter and content thereof shall not be disclosed to any Person other than the parties to the proceedings, their counsel, witnesses and experts, the arbitrator and, if involved, the court and court staff.

[Signature Pages Follow]

FIRST AMENDMENT TO EQUITYHOLDERS AGREEMENT AND JOINDER AGREEMENT
IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Agreement to be duly executed as of the date first above written.

STATION HOLDCO LLC

By: /s/ Richard J. Haskins
Name:    Richard J. Haskins
Title:    Executive Vice President

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn:    Richard J. Haskins

Phone:    (702) 495-4256
Fax:    (702) 495-3310
E-mail:     rhaskins@fertitta.com

FIRST AMENDMENT TO EQUITYHOLDERS AGREEMENT AND JOINDER AGREEMENT
IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Agreement to be duly executed as of the date first above written.

FI STATION INVESTOR LLC

By: /s/ Richard J. Haskins
Name:     Richard J. Haskins
Title:    Executive Vice President

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn:    Richard J. Haskins

Phone:    (702) 495-4256
Fax:    (702) 495-3310
E-mail:     rhaskins@fertitta.com

FIRST AMENDMENT TO EQUITYHOLDERS AGREEMENT AND JOINDER AGREEMENT
IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Agreement to be duly executed as of the date first above written.

GERMAN AMERICAN CAPITAL CORPORATION

By: /s/ John K. Beacham
Name: John K. Beacham
Title:    Director

By: /s/ Robert W. Pettinato
Name: Robert W. Pettinato
Title:    Managing Director

Address for Notices:

German American Capital Corporation
60 Wall Street, 10th Floor
New York, NY 10005
Facsimile: (212) 797-4489

Attention:	Robert W. Pettinato, Jr.
John K. Beacham
General Counsel

With a copy (which shall not constitute notice) to:

Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603
Facsimile: (312) 853-7036
Attention: Charles E. Schrank

FIRST AMENDMENT TO EQUITYHOLDERS AGREEMENT AND JOINDER AGREEMENT
IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Agreement to be duly executed as of the date first above written.

SH EMPLOYEECO LLC

By: Station Holdco LLC, its manager

By: /s/ Richard J. Haskins
Name: Richard J. Haskins
Title:    Executive Vice President

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn:    Richard J. Haskins

Phone:    (702) 495-4256
Fax:    (702) 495-3310
E-mail:     rhaskins@fertitta.com